UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 24, 2007

THERMAGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33123	68-0373593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25881 Industrial Boulevard, Hayward, California 94545

(Address of principal executive offices, including zip code)

(510) 782-2286

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)

On April 24, 2007, Harold L. Covert agreed to stand as a candidate for election to the board of directors at the 2007 Annual Stockholders’ Meeting, which will take place on July 11, 2007. Subject to his election by the corporation’s stockholders, Mr. Covert would also become the new Audit Committee chairman.

Also on April 24, 2007, Ken Ludlum, who is currently a member of the board of directors and chairman of the Audit Committee, agreed that he would not stand for re-election at the 2007 Annual Stockholders’ Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMAGE, INC.

By:	/s/ Laureen DeBuono
Laureen DeBuono Chief Financial Officer

Date: April 30, 2007